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Credentials

Credentials contain groupings of items to be accessed in fulfillment of specific training requirements set by a training provider or organization.

2011 Code of Business Conduct Annual Review and Acknowledgements of Receipt

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Stock Option Exchange Program - Test 1

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Stock Option Exchange Program - Test 1

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Credential Complete: Yes - Apr 1, 2013 5:20 PM | Print Certificate (requires Adobe Acrobat)
Credential Status: Completed
Must be Completed Before: Apr 29, 2013 11:59 PM

Overview | Credential Content

Credential Title: Stock Option Exchange Program - Test 1

Description:
All documentation regarding the Offer to Exchange Certain Outstanding h.h. gregg Stock Options for New Options. It includes the "Electronic Form of Eligible Options Information Sheet" that must be completed to accept or reject the Offer.

Instructions:
Review ALL documentation in the order provided and complete the "Electronic Form of Eligible Option Information Sheet" located at the end of the list of documentation. Submit your responses on the Electronic Form by clicking on FINISH (the "Stop Button" icon). You may re-open this Electronic Form and change your election to accept or reject the Offer any time before 11:59 p.m., Eastern Daylight Savings Time, on April 29, 2013. After this deadline, your election to either accept or reject the Offer to Exchange ALL Eligible Options for New Options will be certified as complete.

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Stock Option Exchange Program

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Credential Complete: No
Credential Status: In Progress
Must be Completed Before: Apr 29, 2013 11:59 PM

Overview | Credential Content

Title	Content	Complete
Stock Option Exchange Program	Complete 2 of 2 items	No
Review All Documents Listed Below in Order	Complete 8 of 8 items	No
Offer to Exchange Certain Outstanding Options for New Options	Reference	No
Summary of Offer to Exchange Certain Outstanding Options for New Options	Reference	No
Frequently Asked Questions Sheet	Reference	No
Prospectus	Reference	☑
Instructions Forming Part of the Terms and Conditions of the Offer	Reference	No
Election Form	Reference	No
Form of Eligible Option Information Sheet	Reference	No
Agreement to Terms of Election	Reference	No
You must complete all of the required credential items above before the action taken on the final item will count toward credential completion.		
Electronic Form of Eligible Option Information Sheet	Complete 1 of 1 items	No
Electronic Form of Eligible Option Information Sheet-V2	Stand-alone Assessment	No

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Reference Complete: No

by: Bingham McCutchen LLP

GS ©2013

This document contains answers to some of the questions that you may have about this Offer.

Credentials that contain this reference:

Stock Option Exchange Program

Frequently Asked Questions Sheet

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Offer to Exchange Certain Outsanding Options for New Options - Windows Internet Explorer

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Offer to Exchange Certain Outsanding Options for New Options

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View Reference by Credential: Stock Option Exchange Program - Test 1 | OK | Help

Reference Complete: Yes - Apr 1, 2013 9:28 AM

by: Bingham McCutchen LLP

GS ©2013

Detailed document regarding your opportunity to exchange certain outstanding options granted under the hhgregg, Inc. 2007 Equity Incentive Plan, whether vested or unvested, for new options.

Credentials that contain this reference:

Stock Option Exchange Program - Test 1

Offer to Exchange Certain Outsanding Options for New Options

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Summary of Offer to Exchange Certain Outstanding Options for New Options

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View Reference by Credential: Stock Option Exchange Program - Test 1 OK Help

Reference Complete: Yes - Apr 1, 2013 9:29 AM

by: Bingham McCutchen LLP

GS ©2013

This document contains a summary of some aspects of the "Offer to Exchange Certain Outstanding Options for New Options" that should help familiarize you with the principal terms.

Credentials that contain this reference:
Stock Option Exchange Program - Test 1

Summary of Offer to Exchange Certain Outstanding Options for New Options

Prospectus - Windows Internet Explorer

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View Reference by Credential: Stock Option Exchange Program - Test 1 | OK | Help

Reference Complete: Yes - Apr 1, 2013 5:05 PM

by: Bingham McCutchen LLP

GS ©2013

This document is the "Prospectus" Registration Statement under the Securities Act of 1933 for the "h.h. gregg, Inc. 2007 Equity Incentive Plan."

Credentials that contain this reference:

Stock Option Exchange Program - Test 1

Prospectus

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View Reference by Credential: Stock Option Exchange Program - Test 1 | OK | Help

Reference Complete: ☑ Yes - Apr 1, 2013 5:05 PM

by: Bingham McCutchen LLP

GS ©2013

This document highlights the steps required for participation in the "Offer to Exchange Certain Outstanding Options for New Options" program.

Credentials that contain this reference:

Stock Option Exchange Program - Test 1

Instructions Forming Part of the Terms and Conditions of the Offer

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View Reference by Credential: Stock Option Exchange Program - Test 1 OK Help

Reference Complete: Yes - Apr 1, 2013 5:06 PM

by: Bingham McCutchen LLP
GS ©2013
This document is the Election Form for the Offer to Exchange Certain Outstanding Options for New Options.

By electing to exchange your eligible options, you understand and agree to all statements within this "Election Form."

Credentials that contain this reference:
Stock Option Exchange Program - Test 1

Election Form

Form of Eligible Option Information Sheet - Windows Internet Explorer

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Form of Eligible Option Information Sheet

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View Reference by Credential: Stock Option Exchange Program - Test 1 OK Help

Reference Complete: Yes - Apr 1, 2013 5:06 PM

by: Bingham McCutchen LLP

GS ©2013

This document is a paper copy of the "Form of Eligible Option Information Sheet" that must be signed and submitted by hand, facsimile or electronic mail along with the "Election Form," ONLY if you are unable to Electronically acknowledge statements in Knowledge Hub.

Credentials that contain this reference:

Stock Option Exchange Program - Test 1

Form of Eligible Option Information Sheet

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Agreement to Terms of Election

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View Reference by Credential: Stock Option Exchange Program - Test 1 | OK | Help

Reference Complete: ☑ Yes - Apr 1, 2013 5:26 PM

by: Bingham McCutchen LLP
GS ©2013

This document lists the terms that you AGREE to by participating in the "Offer to Exchange ALL Eligible Options for New Options" program and electing to exchange your eligible options.

IF YOU WOULD LIKE TO PARTICIPATE IN THIS OFFER:
Please indicate your election by selecting "YES" to the statement "I have read all of the above documentation included in this offer and want to proceed with my election." and "YES" to the statement "Select 'Yes,' below, if you ELECT to exchange ALL of your Eligible Options, OR, select 'NO,' below, if you do NOT want to exchange ANY of your Eligible Options." in the "Electronic Form of Eligible Option Information Sheet."

IF YOU DO NOT WANT TO PARTICIPATE IN THIS OFFER:
Please indicate your election by selecting "YES" to the statement, "I have read all of the above documentation included in this offer and want to proceed with my election." and "NO" to the statement "Select 'Yes,' below, if you ELECT to exchange ALL of your Eligible Options, OR, select 'NO,' below, if you do NOT want to exchange ANY of your Eligible Options." in the "Electronic Form of Eligible Option Information Sheet."

Credentials that contain this reference:
Stock Option Exchange Program - Test 1

Agreement to Terms of Election

Electronic Form of Eligible Option Information Sheet-V2 - Windows Internet Explorer

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Electronic Form of Eligible Option Information Sheet-V2

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Assessment Passed: Yes | Print Certificate (requires Adobe Acrobat)

Required Score: 100%

Overview | Assessment Content

Title: Electronic Form of Eligible Option Information Sheet-V2
Estimated Time of Completion: 3 minutes
Language: English

Description:
This is the "Electronic Form of Eligible Option Information Sheet." You will be presented with a number of statements. Please select "YES" or "NO" to each statement in order to electronically sign and certify your decision to accept or reject the "Offer to Exchange ALL Eligible Options for New Options."

Credentials that contain this course:
Stock Option Exchange Program - Test 1

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Electronic Form of Eligible Option Information Sheet-V2

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Assessment Passed: Yes | Print Certificate (requires Adobe Acrobat)
Required Score: 100%

Overview | Assessment Content

Electronic Form of Eligible Option Information Sheet-V2

Required Score	# of Questions	Time Allowed	Attempts Remaining
100	2	Unlimited	Unlimited

Latest Score: 100% View Assessment History RESUME ASSESSMENT

This is the "Electronic Form of Eligible Option Information Sheet." You will be presented with a number of statements. Please select "YES" or "NO" to each statement in order to electronically sign and certify your decision to accept or reject the "Offer to Exchange ALL Eligible Options for New Options."

- You may review your responses at any time, before you finish the Form, by clicking the **Question List**
- You may finish the Form at any time by clicking **Finish** (the "Stop Button" icon). At that time, all statements without a "YES" or "NO" response will result in your ineligibility for the "Offer to Exchange Certain Outstanding Options for New Options" program.
- You may change your responses at any time, until 11:59 p.m., Eastern Daylight Savings Time, on April 29, 2013.
- Click Help at any time to get information on how to navigate this form.

You may want to review the form navigation before you begin.

Electronic Form of Eligible Option Information Sheet-V2 Assessment - Windows Internet Explorer

Welcome

You're about to enter an untimed assessment. If you want to take a break before finishing, you can suspend the assessment, and continue at a later time.

When you click on Finish, any questions that are unanswered will be scored as incorrect.

Electronic Form of Eligible Option Information Sheet-V2 Assessment - Windows Internet Explorer

Question 1 of 2

I have read all of the above documentation included in this offer and want to proceed with my election.

- YES
- NO

Select "YES," below, if you ELECT to exchange ALL of your Eligible Options, OR, Select "NO," below, if you do NOT want to exchange ANY of your Eligible Options.

- (•) YES
- ( ) NO

Electronic Form of Eligible Option Information Sheet-V2 Assessment - Windows Internet Explorer

Question 2 of 2

Select "YES," below, if you ELECT to exchange ALL of your Eligible Options, OR, Select "NO," below, if you do NOT want to exchange ANY of your Eligible Options.

- (●) YES
- ( ) NO

Finish Assessment

You have answered all questions.

Clicking on OK will calculate and submit your results. Are you sure you want to finish?

Electronic Form of Eligible Option Information Sheet-V2 Assessment - Windows Internet Explorer

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Assessment Results

CLOSE WINDOW

hhgregg has received your "Electronic Form of Eligible Option Information Sheet" by which you elected to have all of your eligible outstanding options cancelled in exchange for New Options, subject to the terms and conditions of the Offer:

If you change your mind, you may change your election as to all of your Eligible Options by re-opening the "Electronic Form of Eligible Option Information Sheet" and electing "NO" to the first two statements and "YES" to the third statement in the electronic Form. If you are unable to submit your "Electronic Form of Eligible Option Information Sheet" electronically via Knowledge Hub (located on Intranet 2.0) as a result of technical failures, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to Knowledge Hub for any reason (including lack of internet services), a properly signed and completed "Eligible Option Information Sheet" and "Election Form" must be received by **fascimile, by hand delivery or by electronic mail** before 11:59 p.m., Eastern Daylight Savings Time, on April 29, 2013 to:

Charles Young
hhgregg, Inc.
4151 East 96th Street
Indianapolis, Indiana 46240
Fax: (317)816-6609
Electronic Mail: Charlie.Young@hhgregg.com

The submission of the required documents must be made by the Expiration Date indicated above. We cannot accept late submissions, and we therefore urge you to respond early to avoid any last minute problems. If you are unable to, or choose not to submit electronically, only documents that are complete, signed and actually received by Charles Young, our Chief Human Resources Officer, by the Expiration Date will be accepted. Documents submitted by any other means, including U.S. mail (or other post) and Federal Express (or similar delivery service) **are not permitted.** If you have any questions, please direct them to Charles Young, our Chief Human Resources Officer, at:

hhgregg, Inc.
4151 East 96th Street
Indianapolis, Indiana 46240
Tel: (317)569-7574

Electronic Form of Eligible Option Information Sheet-V2 Assessment - Windows Internet Explorer

element k

Assessment Results

CLOSE WINDOW

hhgregg has received your "Electronic Form of Eligible Option Information Sheet" by which you rejected hhgregg's Offer to exchange your eligible outstanding options for New Options:

If you change your mind, you may change your election as to all of your Eligible Options by re-opening the "Electronic Form of Eligible Option Information Sheet" and electing "YES" to the first two statements and "NO" to the third statement in the electronic Form. If you are not able to submit your "Electronic Form of Eligible Option Information Sheet" electronically via Knowledge Hub (located on Intranet 2.0) as a result of technical failures, such as the website being unavailable or the website not accepting your election, or if you do not otherwise have access to Knowledge Hub for any reason (including lack of internet services), a properly signed and completed "Eligible Option Information Sheet" and "Election Form" must be received by **fascimile, by hand delivery or by electronic mail** before 11:59 p.m., Eastern Daylight Savings Time, on April 29, 2013 to:

Charles B. Young
Chief Human Resources Officer
hhgregg, Inc.
4151 East 96th Street
Indianapolis, Indiana 46240
Fax: (317)816-6609
Electronic Mail: Charlie.Young@hhgregg.com

The submission of the required documents must be made by the deadline indicated above. We cannot accept late submissions, and we therefore urge you to response early to avoid any last minute problems. If you are unable to, or choose not to submit electronically, only documents that are complete, signed and actually received by Charles B. Young, our Chief Human Resources Officer by the deadline will be accepted. Documents submitted by any other means, including U.S. mail (or other post) and Federal Express (or similar delivery service) **are not permitted and will not be accepted.** If you have questions, please direct them to Charles B. Young, our Chief Human Resources Officer, at:

hhgregg, Inc.
4151 East 96th Street
Indianapolis, Indiana 46240